UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2009

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 3, 2009, Cubist Pharmaceuticals, Inc. our collaborator and licensee for the development of ecallantide for the mitigation of blood loss during surgery, announced the early closing of enrollment in its Phase 2 program for development of Cubist’s ecallantide product known as CB-500,929, as therapy to reduce bleeding in on-pump cardiac surgery. A copy of the press release is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release of Cubist Pharmaceuticals, Inc. dated December 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	December 4, 2009	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
Executive Vice President Corporate Development
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cubist Pharmaceuticals, Inc. dated December 3, 2009.

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